Filed under Rule 497(k)
Registration No. 002-83631

VALIC Company I

Small Cap Value Fund

(the “Fund”)

Supplement dated July 31, 2026, to the Fund’s Summary Prospectus,

dated October 1, 2025, as supplemented to date

At a meeting held on April 21, 2026, the Board of Directors (the “Board”) of VALIC Company I (“VC I”) approved certain changes to the Fund’s 80% investment policy and principal investment strategies, as set out below. The investment objective and principal strategies of the Fund may be changed by the Board without investor approval. Investors will be given at least 60 days’ written notice in advance of any such changes. VC I intends to file an amendment to its registration statement with the U.S. Securities and Exchange Commission (“SEC”) reflecting these changes. The filing is subject to review by the SEC staff and is expected to become effective on or about September 29, 2026 (the “Effective Date”).

Upon the Effective Date, the following changes are made:

The first and second paragraphs in the subsection of the Summary Prospectus entitled “Principal Investment Strategies of the Fund” are deleted in their entirety and replaced with the following:

The Fund invests, under normal circumstances, at least 80% of its net assets in securities of small-cap value companies. The Fund invests primarily in equity securities. For purposes of the Fund’s 80% investment policy, a company is considered to be a value company if it: (i) issues securities that are represented in a third-party value-style index or that are classified as a value company by a third-party vendor; or (ii) meets a relevant equity market measurement in at least one “value metric” similar to those commonly used by third-party index providers or third-party vendors in value classifications, such as earnings growth, price-to-earnings or sales growth, among others.

A company will be considered a small-cap company if its market capitalization, at time of purchase, is equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. As of June 30, 2026, the median stock by market capitalization in the Index was approximately $1.176 billion, and the largest stock was approximately $13.400 billion. The size of the companies in the Index changes with market conditions and the composition of the Index.

The third paragraph in the subsection of the Summary Prospectus entitled “Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

The subadvisers use a value-oriented approach. Within the universe of value companies, companies will be selected based upon valuation characteristics such as price-to-cash flow ratios which are at a discount to market averages. Although the Fund primarily invests in domestic issuers, the Fund is authorized to invest up to 25% of its assets in the securities of foreign issuers.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.